UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 17, 2007

MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

West Virginia	000-50567	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Virginia Avenue

Fairmont, West Virginia 26554-2777

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (304) 363-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Items To Be Included In This Report

MVB Financial Corp (MVB) filed a Form 8K on January 8, 2007 regarding a change in accountants. We requested a letter from the dismissed accountants asking that it furnish a letter to the Commission whether it agrees with the statements made by MVB. This amendment is being filed to incorporate, as Exhibit 16, the response of the dismissed accountants.

Item 4.01 – Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Regulation Item 304 (a)(1)

(i) The Audit Committee and Board of Directors have approved dismissing the current MVB Financial Corp (“MVB”) independent certifying accountants, Brown, Edwards & Company, L.L.P. (“BE”), Bluefield, WV, upon completion of the examination of MVB’s 2006 financial statements, expected to be completed in late January 2007. BE was informed of this change on January 8, 2007. It is expected that BE will also review the MVB 2006 Annual Report on Form 10-KSB prior to its filing with the US Securities and Exchange Commission.

The dismissal is totally related to the proposed cost for the examination of the 2007 MVB financial statements.

(ii) BE has examined the financial statements for 2003, 2004 and 2005 and is in the process of examining those for 2006. For 2003, 2004 and 2005, the financial statements of MVB contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle. It is expected that the financial statements of MVB will not contain an adverse opinion or disclaimer of opinion and not be modified as to uncertainty, audit scope or accounting principle.

(iii) The recommendation to change accountants was approved by the Audit Committee and Board of Directors of MVB.

(iv) There were no and are no disagreements with BE on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Regulation Item 304 (a)(3)

Concurrently with the filing of this Form 8K, a request, along with a copy of this Form 8K, will be sent to BE requesting that it furnish a letter addressed to the Commission stating whether it agrees with the statements made by MVB and, if not, stating the respects in which it does not agree. BE will be advised that such letter must be provided so that it may be filed with the Commission within ten business days after the filing of this report, Form 8K.

Regulation Item 304 (a)(2)

The Audit Committee and Board of Directors of MVB have elected to engage new accountants to audit MVB’s financial statements for 2007. S.R. Snodgrass, A.C., Certified Public Accountants and Consultants (“Snodgrass”), Wheeling, WV is the new accounting firm to audit the financial statements for MVB for 2007. Based on the proposal received from Snodgrass, it is expected that they will also audit the financial statements of MVB for 2008 and 2009.

(i) MVB did not discuss the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on MVB’s financial statements and neither written or oral advice was provided that was an important factor considered by MVB in reaching a decision as to an accounting, auditing or financial reporting issue.

(ii) There were no matters of disagreement between BE and MVB in response to paragraph (a)(1)(IV) of this Item 304.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2007	MVB Financial Corp.

	By:	/s/ James R. Martin
James R. Martin
President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

16	Amended 8K Exhibit – Brown Edwards & Company, L.L.P.